Exhibit 10.2

                               PLANGRAPHICS, INC.
                              112 EAST MAIN STREET
                               FRANKFORT, KY 40601
                          502 223-1501/FAX 502 223-1235


August 30, 2005


Mr. Frederick G. Beisser
796 Tioga Trail
Parker, CO 80138


Dear Fred:

Pursuant to your employment letter effective January 1, 2002, this letter is to inform you of PlanGraphics' interest and intent to extend the aforementioned agreement through January, 31, 2006, pursuant to the existing terms and conditions of the contract.

If the extension is acceptable to you under those terms, please acknowledge with your signature below and return two signed copies to me.

If you would prefer to discuss the extension or modification to the agreement, please inform Audra Morris who will schedule the discussion at the earliest possible opportunity.

Sincerely,

/s/ John C. Antenucci


John C. Antenucci
President and CEO

JCA/arm

CC:      Gary S. Murray
         Joyce Rector

Signature    /S/ Fred Beisser         Date:    9/6/2005
           --------------------             -------------
              Fred G. Beisser